Exhibit 10.41
FIRST AMENDMENT
TO
REVOLVING PROMISSORY NOTE
     THIS FIRST AMENDMENT TO REVOLVING PROMISSORY NOTE, entered into on December 23, 2009 (this “Amendment”), is made to the Revolving Promissory Note dated November 10, 2005 (the “Original Note”), in the maximum available principal amount of $1.0 billion, executed by Clear Channel Communications, Inc., a Texas corporation (“Maker”), as maker thereof, payable to the order of Clear Channel Outdoor Holdings, Inc., a Delaware corporation (“CCOH”).
     Recitals. CCOH, as the current legal and equitable owner and holder, and the payee, of the Original Note, and Maker desire to amend the Original Note (i) to extend the maturity date of the Note and (ii) to amend the Contract Rate payable on the Note, with such new Contract Rate being applicable as of the date hereof. Now, therefore, in consideration of the premises, covenants and agreements herein contained, and for other good and valuable consideration, the receipt, sufficiency and reasonably equivalent value of which are acknowledged by the parties hereto, Maker and CCOH agree as follows:
     SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings and uses assigned in the Original Note, and the term “Note” when used in this Amendment means the Original Note, as amended hereby.
     SECTION 2. Amendments.
     2.1. The first sentence of the Original Note is hereby amended by replacing “August 10, 2010” with “December 15, 2017”.
     2.2. The term “Contract Rate” as defined and used in the Original Note is hereby amended and restated in its entirety to read as follows:
     “‘Contract Rate’ means a variable per annum rate of interest equal to the “Contract Rate” as defined in the Revolving Promissory Note, dated August 2, 2005 (as amended), in the maximum available principal amount of $1.0 billion, executed by CCOH, as maker thereof, payable to the order of CCU, as payee thereunder.”
     SECTION 3. Representations and Warranties. Maker represents and warrants to CCOH that Maker’s representations and warranties set forth in the Original Note are true and correct in all material respects as if made on the date hereof and on the effective date hereof, except as they may specifically relate to an earlier date.
     SECTION 4. Continuing Effect of Original Note. Each of the Original Note and the other Subject Documents, as amended hereby, is hereby ratified and confirmed in all respects, and all references to the “Note” in the Original Note or any other Subject Document shall mean the Original Note, as amended hereby. This Amendment shall not constitute an amendment of, or waiver with respect to, any provision of the Original Note not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of CCOH except as expressly stated herein.
     SECTION 5. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Texas.
     SECTION 6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Maker and CCOH and their respective successors and assigns permitted by the Note, except Maker may not assign or otherwise transfer any of its rights or obligations hereunder other than as provided in the Note.
     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, and by each party hereto on separate counterparts, each of which counterpart when so executed shall be an original, but all such counterparts taken together shall constitute one and the same instrument. A counterpart signature page delivered by fax or internet transmission shall be as effective as delivery of an originally executed counterpart.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers on, and effective as of, the date first set forth above.

MAKER:

Clear Channel Communications, Inc.

/s/ Brian Coleman

Name: Brian Coleman
Title: Senior Vice President and Treasurer

PAYEE:

Clear Channel Outdoor Holdings, Inc.

/s/ Randall T. Mays

Name: Randall T. Mays
Title: Chief Financial Officer
First Amendment to “Due From CCU” Revolving Promissory Note